Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

NOTE W. SUBSEQUENT EVENTS

On January 31, 2023, the company announced that the Board of Directors approved a quarterly dividend of $1.65 per common share. The dividend is payable March 10, 2023 to shareholders of record on February 10, 2023.

On January 27, 2023, the company issued $0.7 billion of Japanese yen floating-rate syndicated bank loans with a maturity of 5 years. On February 6, 2023, the company issued $4.6 billion of Euro fixed-rate notes in tranches with maturities ranging from 4 to 20 years and coupons ranging from 3.375 to 4 percent; $0.9 billion of Pound sterling fixed-rate notes with a maturity of 15 years and a coupon of 4.875 percent; and $3.25 billion of U.S. dollar fixed-rate notes in tranches with maturities ranging from 3 to 30 years and coupons ranging from 4.5 to 5.1 percent.